Supplement to the
Spartan®
500 Index Fund
June 29, 2006
Prospectus

At its July 2006 meeting, the Board of Trustees of Spartan 500 Index Fund approved removal of the redemption fee on shares held less than 90 days effective no later than September 1, 2006. The redemption fee will not be imposed on any shares redeemed from accounts held directly with Fidelity beginning July 24, 2006. If you redeem fund shares through an intermediary prior to September 1, 2006, you should contact your intermediary for more information on whether the redemption fee will be imposed on the shares you redeem.

SMI-06-02 July 28, 2006
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